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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 28, 1999



                            STONE ENERGY CORPORATION
             (Exact Name of Registrant as specified in its charter)



            Delaware                           1-12074                    72-1235413
  (State or other jurisdiction        (Commission File Number)         (I.R.S. Employer
of incorporation or organization)                                     Identification No.)



     625 E. Kaliste Saloom Road
        Lafayette, Louisiana                                                  70508
(Address of Principal Executive Offices)                                   (Zip Code)

                                 (318) 237-0410
              (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS

            Attached hereto as Exhibit 99 is the Company's press release, dated August 2, 1999, relating to the Company's second quarter earnings.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         The following exhibits are filed herewith:

Exhibit                    Description of Exhibit.

1 Purchase Agreement, dated July 28, 1999 by and among Stone Energy Corporation and the several underwriters named in Schedule A thereto.

5              Opinion of Vinson & Elkins L.L.P.

23             Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).

99             Press Release, dated August 2, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        /s/ JAMES H. PRINCE
                                        -------------------------------------
                                        James H. Prince
                                        Vice President and Treasurer

Date:  August 2, 1999

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                                 EXHIBIT INDEX


Exhibit                     Description of Exhibit.
-------                     -----------------------

  1 Purchase Agreement, dated July 28, 1999 by and among Stone Energy Corporation and the several underwriters named in Schedule A thereto.

  5        Opinion of Vinson & Elkins L.L.P.

  23       Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).

  99       Press Release, dated August 2, 1999.